CONFIDENTIAL Bank of America 2008 Credit Conference November 21, 2008 Exhibit 99.1

CONFIDENTIAL - 2
Disclaimers
Forward Looking Statements
This presentation may include “forward-looking statements” which are statements other than statements of historical fact and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,”
“may,” “will,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.
GAAP Disclaimer
This presentation includes non-GAAP financial measures including EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in our third quarter 2008 earnings press release dated November 12, 2008.

CONFIDENTIAL - 3
$1B+ global engineered polymer company
Inventor and world’s leading producer of
styrenic block copolymers (SBCs)
Designs customized products on a molecular
level to meet specific performance needs
Serves a highly diverse set of end-use
applications
Organized around core businesses
Advanced Materials
Adhesives, Sealants & Coatings
Paving and Roofing
Emerging Businesses
Sells over 800 products to approximately 700
customers in approximately 60 countries
Employs approximately 800 people in 18
locations around the world
Owned since 2003 by TPG and CCMP
(60% and 40%, respectively)
Kraton At a Glance

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Company Overview
Kraton believes it is the industry leader with clear competitive advantage
Leader in innovation
Broadest product line
Best technical service
Leading proprietary process technology and low cost manufacturer
SBCs represent an incredibly diverse and growing market
Kraton Upsides
New product innovations and new business entry
Cost rationalization opportunities
Next generation process technology
Working capital optimization and complexity reduction
SBCs are usually a small proportion of the overall cost of the customers’ finished products, but a key enabler of ultimate performance
Process and technical services leader
High technical expertise and significant capital investment required to develop formulations and produce quality products
Limited access to competitive process technology
Customer switching costs in many applications
Beginning in Q1 2008, Kraton began evaluating its product / customer profitability and has implemented significant steps to optimize its product portfolio; process is ongoing

2008 LTM Revenue				
Applications				
Strategic position				
Industry Growth CAGR (02-07 / 07-11)

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Strong Position in Diverse End-uses
Source:  Company presentation and website
Note: Revenue splits exclude non-core segments (high styrenics, footwear and lubricant additives) which contributed $51 million of product revenue
(1) Excludes by-product sales
Medical /
PVC–replacement
Soft touch grip consumer
products
Elastic films for disposable
diapers
Wire and cable
Impact resistant plastics
#1
32%
$380
7% / 8%
Advanced Materials
Adhesives, Sealants, and
Coatings
Specialty tapes
Labels
Clear and hot melt
sealants
Non-wovens
#1
32%
$382
8% / 7%
Paving and Roofing
Roadways
Industrial roofing felts
#1
31%
$367
9% / 7%
Emerging Businesses
Surgical gloves
Condoms
Separation / filtration
Protective, breathable
clothing
Fuel cells
3%
$30
LTM September 30, 2008 - Product Revenue: $1.2 Billion
(1)

CONFIDENTIAL - 6
Kraton Value Chain
Primary Raw
Materials
Products
Customer
Value
End-Use
Applications
Styrene
Unhydrogenated
SBCs
SBS
SIS
SIBS
Butadiene
Isoprene
Hydrogenated
SBCs
SEBS
SEPS
Isoprene Rubber
and Latex
Compounds
Consumer Goods
Personal Care
Medical
Adhesives
Sealants
Coatings
Automotive
Packaging
Paving
Roofing
Lubricants
Stretch
Soft-Touch
Adhesion
Strength
Durability
Thickening
Compatibility
Clarity
Recyclability

CONFIDENTIAL - 7
Global SBC Industry
SBC Industry
(Styrenic Block Copolymers)
Market Size: 1,500kT
(~$3.5bn)
USBC Production
(Unhydrogenated Styrenic
Block Copolymers)
HSBC Production
(Hydrogenated Styrenic Block
Copolymers)
SBS
(Styrene-Butadiene-
Styrene)
SIS
(Styrene-Isoprene-
Styrene)
SEBS
(Styrene-Ethylene-
Butylene-Styrene)
SEPS
(Styrene-Ethylene-
Propylene-Styrene)
Footwear
Paving and Roofing
Adhesives, Sealants
and Coatings
Advanced Materials
Advanced Materials
Adhesives, Sealants
and Coatings
Lubricant Additives
Adhesives, Sealants
and Coatings
Advanced Materials
89% 11%
88% 12% 85% 15%
77%
23%
76%
24%
88%
12%
Source: Kraton Management and SRI Consulting
Note: Blue percentages correspond to industry split and red percentages represent Kraton split
% Industry
% Kraton
Kraton
Industry Industry
Kraton believes it is better positioned than the industry in HSBCs, which have higher performance characteristics, are significantly more complex to produce and generate higher margins

CONFIDENTIAL - 8
4.7%
4.5%
2.0%
7.6%
3.4%
Asia (excl.
Japan)
South
America
Europe North
America
Japan
1,177
1,206
1,314
1,398
1,447
1,497
1,581
1,661
1,752
1,849
1,101
2001 2002 2003 2004 2005 2006 2007 2008E 2009E 2010E 2011E
Favorable Global SBC Industry Demand
Trends Expected to Continue
Source: Kraton Management
(1)
Excludes footwear with 389 kT annual demand and (0.1%) growth. Kraton has very limited participation in the footwear market
Global SBC Industry Demand Trends ('000 MT)
SBC Industry Average Annual Demand Growth Trends (CAGR % ’07 – ’11)
631 kT 44 kT 420 kT 315 kT 86 kT
By Region By End-Use
(1)
6.5%
7.2%
8.1%
0
0
0
0
0
0
0
0
0
0
Advanced
Materials
Paving & Roofing Adhesives,
Sealants &
Coatings
2007
volume:
282 kT 523 kT 284 kT

CONFIDENTIAL Key Investment Highlights

CONFIDENTIAL - 10
Key Investment Highlights
Leading Strategic Positions
Diverse Geographic and End Uses, with Broad Portfolio of Products, Customers and
Suppliers
Track Record of Innovation and Continuous Operational Improvement
Process, Technical Service, and Manufacturing Leadership
Significant Asset Coverage and Cash Flow Generation
Experienced and Energized Management Team

Kraton					
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CONFIDENTIAL - 11
Leading Strategic Positions …
Major SBC producers
Sources of competitive advantage
A B C D E
Industry revenue share
29%
15%
10%
8%
4%
3%
Multi-regional manufacturing
USBC and HSBC breadth
Breadth of product families and grades
Demonstrated innovation capability
Ability to produce high-quality products at high rates
Manufacturing cost per ton
Customer and end-use application knowledge
Technical support capability
Source: Management estimates
(1) 2007 global SBC revenue share estimates for top producers
(1)

CONFIDENTIAL - 12
… and Unparalleled Global Footprint
Global Headquarters
Houston, Texas U.S.
RTS Center
Belpre, Ohio U.S.
Manufacturing
Facility
Amsterdam,
RTS Center
Pernis, Netherlands
Manufacturing Facility
Mont St. Guibert, Belgium
Technical Service Office
Wesseling, Germany
Manufacturing Facility
Kashima,
Japan
RTS Center
Manufacturing
Facility (1)
Berre, France
Manufacturing Facility
Paulinia, Brazil
Manufacturing Facility
Netherlands
Shanghai, China
Customer Service and
Technical Center
Asia
(1) Kashima is a 50/50 joint venture with JSR
Kraton is the only SBC producer with manufacturing and service capabilities on four continents enabling our multinational customers to meet their global needs with a single supplier
Our Belpre, Ohio manufacturing facility represents the largest dedicated SBC production facility in the world

CONFIDENTIAL - 13
Advanced
materials
32%
Emerging
businesses
3%
Paving &
roofing
31%
Adhesive,
sealants and
coatings
32%
Diverse Geographies and End-users
Diverse Geographies...
...and Diverse End-users
We sell to over 700 customers across a diverse range of end-uses in over 60 countries worldwide
Our diverse customer base makes our sales less sensitive to market conditions in any single end-use or region of the world
Americas
42%
Europe
43%
Asia Pacific
15%
Sales: $1.2 Billion
LTM September 30, 2008
Sales: $1.2 Billion
LTM September 30, 2008

CONFIDENTIAL - 14
Broad Portfolio of Customers
and Suppliers
Customers Suppliers
Blue-chip customer base
Relationships with majority of top
customers for 15 years or more
No single customer accounts for more than
5% of sales
Top ten customers comprise only 27% of
sales
Typically multiple sources of supply
Kraton consumes less than 2% of global
butadiene supply
Kraton is an attractive customer given it
produces higher value products than tire, ABS
and carpet manufacturers
Expiration of raw material contracts not
expected to have a significant impact on
profitability
Monomer Suppliers
Styrene
BASF, ChevronPhillips, Dow, Innova,
LyondellBasell, SABIC, and Shell
Butadiene
Copesul, Dow, Equistar, Exxon, Ineos, JSR,
Lanxess, LyondellBasell, Petroquimica, PQU,
Total, TPC, Shell, Sabina and Uniao
Isoprene
Braskem, Exxon, Goodyear, Jinshan, Shandong
Yuhuang, Shell, and Togliatti
2%
2%
2%
2%
5%
4%
3%
2%
3%
Top 10
27%
Other
Customers
73%
2%
Sales: $1.2 Billion
LTM September 30, 2008

CONFIDENTIAL - 15
14%
19%
20%
17%
Revenue and Innovation Growth
19%
31%
30%
28%
5%
9%
12%
13%
2005 2006 2007 YTD 2008
New Innovations
(2) Innovation revenue defined as revenues of products introduced within the last 5 years
Q3 2008 vs. Q3 2007 Revenue    Change By End-Use
Adhesives,
Sealants,
and Coatings
Total
Advanced
Materials
Paving
and
Roofing
(1)
Excludes footwear and noncore high styrenics, which aggregate approximately 2% of revenue
YTD 2008 vs. YTD 2007 Revenue    Change By End-Use
Adhesives,
Sealants,
and Coatings
Total Advanced
Materials
Paving
and
Roofing
Innovation Revenue as a % of Total Revenue
(2)
(1)
(1)

CONFIDENTIAL - 16
Process, Technical Service, and
Manufacturing Leadership
Over 40 years of process know-how and expertise
Performance-critical products
1,400 granted patents and 700 pending patent applications
Approximately 65 research and development staff
Proven track record of customer service and support
leveraging Kraton’s globally recognized brand
Long-term relationships with top customers for 15 years or
more
R&D infrastructure required for new product development and
close customer interaction – customized formulations
Typically long customer qualification processes
FDA approval for selected food applications
Facilities in 6 countries across 4 continents
Capital investment of $75
—
$100 million for a new world
scale plant
Long lead-time (>24 months) required to build
Technical
Leadership
Investment
Leadership
Infrastructure
Leadership

CONFIDENTIAL 2008 Overview

CONFIDENTIAL - 18
2008 Overview
Cost-Out /
Efficiency
Gains
Pernis SIS shutdown delivering expected results
New RTS facility lease – custom designed and cost out
Paulinia Brazil workflow improvement project on track – cost out in excess of $1 million per year
Innovation
Innovation revenue trending toward 15% of revenue and ahead of our record 2007 pace
Commercialized our latest innovation product MD 6705
Reorganized end uses and created marketing services group – all focused on accelerating new products to market
Financial
Covenants /
Capital
Structure
Solid third quarter and year-to-date results
$47 million improvement in LTM Bank EBITDA from YE 2007
$84 million cash-on-hand at September 30, 2008 with revolver draw of $50MM
Headwinds
Monomer and energy costs continue to escalate:
Butadiene cost increases continued into October and have doubled since December 31, 2007
Current expectation is an increase in supply and a lower cost in the near term

CONFIDENTIAL - 19
Summary Financial Information
($MM)
3.93 2.45 Interest Coverage
3.94 5.22 Leverage
$  576 $      541 Total Debt
(3)
$ 146 $     104 LTM Bank EBITDA
(2)
$ 111 $ 63 $ 61 $ 26 EBITDA
(1)
$ 994 $ 832 $ 382 $ 290 Total Operating Revenues
261 275 90 96 Sales Volume (kT)
2008 2007 2008 2007
YTD September 30 Third Quarter
(1) EBITDA is used by management to evaluate operating performance. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance.
(2) LTM Bank EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility.
(3) Includes insurance bond financing of $2 million at September 30, 2007

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$26
$61
YTD May
'07
YTD May
'08
Third Quarter 2008 Financial Summary
Volume decline 6kt,
mainly feedstock
constraint driven
Price & mix up $70 million
Price and mix more than
offset increase in
feedstocks and other
costs of production and
lower volume
Margin up 870 basis
points
Over 60% pull through
from gross profit to
EBITDA
EBITDA margin increased
to 16%
Operating Revenue ($MM)
EBITDA ($MM)
$290
$382
$284 $363
$19
$46
$94
YTD May '07 YTD May '08
Gross Profit ($MM)
2007 2007 2008 2008
$6
2008 2007

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$111
$63
YTD May
'07
YTD May
'08
Year to Date 2008 Financial Summary
Volume decline of 14.6kt,
mainly feedstock
constraint driven
Price & mix up $106
million
Price and mix more than
offset increase in
feedstocks and other
costs of production and
lower volume
Margin up 500 basis
points
$48 million improvement
includes more than
$7 million of “one time”
increases associated with
restructuring and related
charges
Operating Revenue ($MM)
Financial EBITDA ($MM)
$832
$994
$20
$812 $948
$46
2007
2007
2008 2008
Gross Profit ($MM)
2007
2008
$206
$130

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2008 Cash Flow
($MM)
$ (2)
10
(63)
(15)
(8)
(37)
$ 111
YTD
September
2008
$ 15
$ 10
(24)
(24)
(9)
(44)
$ 106
LTM
September
2008
Cash taxes
Cash Flow
Equity investment
Working capital and
other
Capex
Cash interest
EBITDA
112
135
103
101
12/31/2007 3/31/2008 6/30/2008 09/30/08
Cash Conversion Cycle (Days)

CONFIDENTIAL - 23
Capitalization Table and Covenants
($MM)
LTM Bank EBITDA
($MM)
Leverage at
September 30
$ 576
(37)
(10)
47
$ 539
Total Debt
$ 492
1
---
1
$ 491
Net Debt
$ 84
36
(10)
46
$ 48
Cash
$ 200 $ 326 $ 50 September 30, 2008
--- (13) 50 Total changes
--- (10) --- Voluntary repayments
--- (3) 50 Increase (decrease)
$ 200 $ 339 $ --- December 31, 2007
January 2014 May 2013 May 2011 Maturity
8.125% L + 200 L + 225 Rate
Sr. Notes Term Revolver
$98.9
$104.1
$115.8
3.94
4.95
Actual
Covenant 12/31/07 3/31/08 6/30/08
$146.0
9/30/08
Interest Coverage at
September 30
3.93
2.50
Actual Covenant

CONFIDENTIAL - 24
Status Of Our 2008 Roadmap Plan
Make It Happen
Smart Pricing
Balance the value created for our customers
Feedstock and energy cost headwinds ……
…..countered by price increases, cost outs, and innovation
Leverage global procurement to mitigate monomer
constraints
Restructure
Footprint
Optimize our production asset base consistent with
our growth and innovation requirements
Pernis SIS closure and RTS restructuring completed
Paulina process redesign project well underway
Organizational
Efficiency
Organizational efficiency actions taken to date
are yielding the desired results:
Reorganized end uses and created marketing services group
Focused on accelerating new products to market
Investing in our
Future
Capture growth opportunities and cost outs
System upgrade and control optimization at Belpre site which will improve competitiveness and operating efficiency
$30 million to $32 million capex plan for 2008
Project pipeline robust

CONFIDENTIAL Bank of America 2008 Credit Conference November 21, 2008